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                                                                 EXHIBIT 10.1.c.



                THIRD AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                       BETWEEN MACC PRIVATE EQUITIES INC.
                   AND INVESTAMERICA INVESTMENT ADVISORS, INC.



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                  THIRD AMENDMENT TO MACC PRIVATE EQUITIES INC.
                          INVESTMENT ADVISORY AGREEMENT

         THIS THIRD AMENDMENT TO MACC PRIVATE EQUITIES INC. INVESTMENT ADVISORY AGREEMENT (this "Third Amendment"), dated as of February 26, 2002, amends the terms of the MACC Private Equities Inc. Investment Advisory Agreement (the "Agreement") dated as of March 1, 1998, between MACC Private Equities Inc. (the "Corporation") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica"), as amended by the First Amendment to MACC Private Equities Inc. Investment Advisory Agreement, dated as of February 22, 2000 (the "First Amendment"), and as further amended by the Second Amendment to MACC Private Equities Inc. Investment Advisory Agreement, dated as of February 27, 2001 (the "Second Amendment"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings as set forth in the Agreement.

         WHEREAS, the original term of the Agreement was for two years from the date thereof, through February 29, 2000, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by the vote of a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, or by the vote of the holders of a majority of the Corporation's outstanding voting securities; and

         WHEREAS, on February 22, 2000, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, determined to extend the term of the Agreement for an additional one-year term pursuant to the First Amendment; and

         WHEREAS, on February 27, 2001, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, determined to extend the term of the Agreement for an additional one-year term pursuant to the Second Amendment; and

         WHEREAS, at a meeting duly held on February 26, 2002, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of the Corporation.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one-year period from February 28, 2002 through February 28, 2003.


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         IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDMENT as of the year and date first above written.

                                        MACC PRIVATE EQUITIES INC.


                                        By:     /s/ Paul M. Bass
                                            ------------------------------------
                                              Paul M. Bass, Chairman

                                        INVESTAMERICA INVESTMENT
                                         ADVISORS, INC.

                                        By:     /s/ David R. Schroder
                                            ------------------------------------
                                              David R. Schroder, President


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